GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A Shares and Institutional Shares of

Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio

Supplement dated September 15, 2008 to the
Prospectuses dated April 28, 2008 (the “Prospectuses”)

The Portfolios received an exemptive order from the SEC on August 26, 2008 to permit the Portfolios to invest in derivatives and other financial instruments, in addition to Underlying Funds and other securities.

Accordingly, the following information replaces the fourth paragraph in the sections “Portfolio Investment Objectives and Techniques — Goldman Sachs Tax-Advantaged Global (“TAG”) Equity Portfolio — Principal Investment Strategy” and “Portfolio Investment Objectives and Techniques — Goldman Sachs Enhanced Dividend Global Equity (“EDGE”) Portfolio — Principal Investment Strategy”:

Under normal conditions, the Portfolio intends to have up to 20% of its Total Assets invested directly in securities and other financial instruments, including derivative instruments (such as swaps and futures contracts). These securities and other instruments may be denominated in currencies other than the U.S. dollar.

The following information is added as the fifth bullet point in the section “Principal Risks of the Portfolios”:

•	Derivatives Risk — The risk that loss may result from the Portfolios’ investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Portfolio.

The following information is added after the first sentence in the section “Appendix A —Additional Information on the Portfolios and Underlying Funds”:

The following description applies generally to the Underlying Funds and to the Portfolios, to the extent that the Portfolios invest in securities and other financial instruments, including derivative instruments (such as swaps and futures contracts), other than the Underlying Funds.

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